[THE RESERVE FUNDS(R) LOGO]
              FOUNDERS OF
"THE WORLD'S FIRST MONEY-MARKET FUND"(R)
               EST. 1970


                                  PRIMARY FUND
                              U.S. GOVERNMENT FUND
                               U.S. TREASURY FUND
                            OF THE RESERVE FUND TRUST


                                   PROSPECTUS
                                DECEMBER 10, 2004

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
      PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 (This page has been left blank intentionally.)

TABLE OF CONTENTS

     ABOUT THE FUNDS
     Investment Objectives                                                   2
     Principal Investment Strategies                                         2
     Principal Risks                                                         4
     Performance                                                             5
     Fees & Expenses                                                         6
     Fund Management                                                         7

     YOUR ACCOUNT
     How to Buy Shares                                                       8
     How to Sell Shares                                                      9
     Frequent Purchases and Redemptions                                     11

     ACCOUNT SERVICES                                                       12

     DIVIDENDS & TAXES                                                      13

     FINANCIAL HIGHLIGHTS                                                   14

QUESTIONS?

Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds.(R)

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (telephone)
212-401-5930 (facsimile)
customerservice@reservefunds.com
or visit our web site at www.reservefunds.com


IT PAYS TO KEEP MONEY IN RESERVE(R)

ABOUT THE FUNDS

                              INVESTMENT OBJECTIVES

The investment objective of the Primary Fund, the U.S. Government Fund and the U.S. Treasury Fund, referred to together as the "Funds," is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

                              PRINCIPAL STRATEGIES

The Funds are money market funds, designed as a convenient alternative to the direct investment of temporary cash balances in short-term instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, evaluating the credit of issuers, investing in round lots, and safeguarding the receipt and delivery of securities.

Each Fund invests only in SHORT-TERM SECURITIES and seeks to maintain a stable $1.00 share price. Each Fund has maintained a constant share price since inception, and will strive to continue to do so.

          - SHORT-TERM SECURITIES - securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Funds monitors a range of economic and financial factors. Based on this analysis, the assets of the Funds are invested in a mix of U.S. dollar denominated MONEY-MARKET SECURITIES that are intended to provide as high a yield as possible without violating each Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The average maturity of each Fund's securities portfolio will not be more than 90 days. To further minimize investment risks, the Funds do not invest in commercial paper.

          - MONEY MARKET SECURITIES - short-term securities that conform to the credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

PRIMARY FUND. The Primary Fund seeks to attain its objective by investing in U.S. GOVERNMENT SECURITIES, deposit-type obligations of domestic and foreign banks, instruments of comparable quality as determined by the Board of Trustees and instruments fully collateralized by such obligations.

          - U.S. GOVERNMENT SECURITIES - securities issued by the government of the United States, its agencies and instrumentalities.

The Primary Fund will principally invest in obligations of U.S. banking institutions who are members of the Federal Deposit Insurance Corporation (FDIC) and deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and securities backed by letters of credit of U.S. banks, or of foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks located in major industrialized nations in Western Europe, and other countries such as Australia and Canada, which have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies (EURODOLLAR OBLIGATIONS and YANKEEDOLLAR OBLIGATIONS). The Primary Fund may invest more than 25% of its assets in bank obligations.

          - EURODOLLAR OBLIGATIONS - dollar denominated debt obligations issued by foreign branches or subsidiaries of U.S. banks and by foreign banks.
          - YANKEEDOLLAR OBLIGATIONS - dollar denominated obligations issued by U.S. branches or subsidiaries of foreign banks.

The Primary Fund may also invest in MUNICIPAL OBLIGATIONS.

          - MUNICIPAL OBLIGATIONS - Debt obligations issued to obtain funds for various governmental and public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities.

Municipal obligations include general obligation bond, revenue bonds, private activity bonds and moral obligation bonds. Certain types of private activity bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Municipal obligations may bear fixed, variable or floating rates of interest. Revenue Bonds and moral obligation bonds must meet the same credit quality standards as general obligation bonds and the other investments of a Fund.

U.S. GOVERNMENT FUND. The U.S. Government Fund seeks to attain its objective by investing exclusively in U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS supported by such investments.

          - U.S. GOVERNMENT SECURITIES - securities issued by the government of the United States, its agencies and instrumentalities.

          - REPURCHASE AGREEMENTS (REPOS) - Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

U.S. TREASURY FUND. The U.S. Treasury Fund seeks to attain its objective by investing exclusively in securities backed by the FULL FAITH AND CREDIT of the U.S. government which provide interest income exempt from state and local personal income taxes in most states. Typically, the Fund's assets will be invested in U.S. Treasury securities.

          - FULL FAITH AND CREDIT - The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

REPURCHASE AGREEMENTS. Each of the Funds may invest in repurchase agreements but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees. The U.S. Treasury Fund will further limit its investment in repurchase agreements to 5% of its total net assets, except for temporary or emergency purposes, and to those whose underlying obligations are backed by the full faith and credit of the United States. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

CREDIT QUALITY. The Funds may purchase securities in one of the two highest short term ratings from a nationally recognized statistical rating organization. Obligations which are not rated may also be purchased, provided the Funds' investment adviser determines them to be of comparable quality pursuant to guidelines established by the Trustees in accordance with Federal securities regulations.

MATURITY. The average maturity of the Fund's securities portfolio will not be more than 90 days. In addition, the Fund will not purchase securities with maturities of more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, or 397 days (13 months) for other securities. The Primary Fund may also purchase floating and variable rate demand obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Funds will not invest more than 10% of the value of its net assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

                                 PRINCIPAL RISKS

An investment in a Fund is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

The value of each Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on a Fund's portfolio and therefore the Fund's yield:

     - INTEREST RATE RISK. Most of the Funds' performance depends on interest rates, and when interest rates fall, the Funds' yields will typically fall as well. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned. When interest rates go up, the value of an investment in debt securities generally goes down. When interest rates are rising, the value of long term debt securities generally goes down more than the value of the short term securities in which the Funds invest.

     - CREDIT QUALITY RISK. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security, can cause the value of a money-market security to decrease.

     - RISK/RETURNS. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

     - BANKING INDUSTRY RISKS. The Primary Fund is also subject to the risk associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

The Funds are also subject to the risks associated with certain types of securities held:

     - REPURCHASE AGREEMENTS. In the event of a default by a repurchase agreement counterparty, a Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.

     - FOREIGN SECURITIES. Eurodollar and Yankeedollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, higher transaction costs, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

     - MUNICIPAL SECURITIES. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information.

SUITABILITY. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Funds are not intended to be a balanced investment program. They are intended to provide professional management for your cash and a convenient way to gain interest income as part of a diversified portfolio.

                                   PERFORMANCE

The bar charts and table below provide an indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The bar charts show each Fund's annual total returns for Class R shares for each of the last 10 calendar years. Past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART]

                     Total Return for Primary Fund - Class R

          1994    3.49%
          1995    5.27%
          1996    4.67%
          1997    4.87%
          1998    4.81%
          1999    4.42%
          2000    5.70%
          2001    3.41%
          2002    0.93%
          2003    0.23%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 1.44% for the quarter ended September 30, 2000 and the lowest quarterly return was 0.02% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to September 30, 2004 was 0.17%.

[CHART]

                 Total Return for U.S. Government Fund - Class R

          1994    3.42%
          1995    5.18%
          1996    4.60%
          1997    4.76%
          1998    4.69%
          1999    4.22%
          2000    5.57%
          2001    2.98%
          2002    0.71%
          2003    0.18%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 1.41% for the quarter ended September 30, 2000 and the lowest quarterly return was 0.02% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to September 30, 2004 was 0.16%.

[CHART]

                  Total Return for U.S. Treasury Fund - Class R

          1994    3.68%
          1995    4.96%
          1996    4.53%
          1997    4.60%
          1998    4.52%
          1999    4.02%
          2000    5.16%
          2001    3.12%
          2002    0.72%
          2003    0.15%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 1.33% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.02% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to September 30, 2004 was 0.11%.

                                                                         TEN YEARS OR
      AVERAGE ANNUAL TOTAL RETURNS AS OF                                    SINCE
      DECEMBER 31, 2003                     ONE YEAR     FIVE YEARS       INCEPTION
      ----------------------------------   ----------   ------------   ---------------
          Primary Fund - Class R              0.23%         2.94%          3.78%
          U.S. Government Fund - Class R      0.18%         2.73%          3.63%
          U.S. Treasury Fund - Class R        0.15%         2.63%          3.55%

          For the Funds' current yields, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

                                 FEES & EXPENSES

You may pay the fees and expenses, described in the table below, if you buy and hold Class R shares of a Fund. The Funds are no-load funds, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund.

                                                               CLASS R
                                                               -------
SHAREHOLDER FEES*
(Fees paid directly from your investment)
   Shareholder Transaction Fees                                   None
   Redemption Fees                                                None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund
assets)
   Management Fee**                                               0.80%
   Distribution and Service (12b-1) Fee                           0.20%
   Other Expenses+                                                0.00%
                                                                  ----
Total Annual Fund Operating
Expenses++                                                        1.00%
                                                                  ====

----------
* The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly "Low Balance Fee" (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for and a fee of $100 may be charged on wire redemption for less than $100,000 "Stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

** The Funds pay a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. For the fiscal year ended May 31, 2004, the investment adviser reimbursed the Fund 0.01% of average daily net assets for Primary Fund Class R, 0.02% of average daily net assets for U.S. Government Fund Class R and 0.11% of average daily net assets for U. S. Treasury Fund Class R, after which the management fees were 0.79%, 0.78% and 0.69% respectively.

+ Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. These fees will generally be less than 0.005% for each Fund.

++ After the expense waiver, the Total Annual Fund Operating Expenses for Class R shares of Primary Fund, U.S. Government Fund and U.S. Treasury Fund were 0.99%, 0.98% and 0.89% respectively for the fiscal year ended May 31, 2004.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
              --------   -----------   ----------   ---------
               $  105      $   328       $  568      $  1,258

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. The Investment Adviser For The Reserve Funds is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of October 31, 2004, RMCI had approximately $28.6 billion in assets under management. RMCI manages each Fund, subject to policies adopted by the Trustees, under the terms of an Investment Management Agreement with the Trust, on behalf of each Fund. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to each Fund, including transfer agent services. For its services, the Class R shares of each Fund pay RMCI a comprehensive management fee at an annual rate of 0.80%, based on the average daily net assets of the respective Fund's Class R shares.

THE DISTRIBUTOR. The Funds' distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001, is an affiliate of RMCI. The Trust, on behalf of the Funds, has adopted a Rule 12b-1 Distribution Plan (the "Plan"), in respect to Classes R, which allows each Fund to pay fees for the sale and distribution of its Class R shares. The distribution fee is 0.20% per year of the Class R average net assets. Since this fee is paid out of the respective Fund's assets on an on-going basis, over time this fee will increase the cost of your investment in those classes and may cost you more than paying other types of sales charges.

YOUR ACCOUNT

                                HOW TO BUY SHARES

SHARE CLASS. The Funds offer Class R shares in this Prospectus, which are designed for individual investors.

ACCOUNT OWNERSHIP. You will need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered jointly in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Reserve Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Funds will not be responsible for actions taken by either party with respect to this type of account.

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is the Fund's net asset value per share
(NAV) for that class of shares. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are outstanding. Each Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses. The Funds intend to distribute substantially all income daily to maintain a constant share price of $1.00 for each class of Fund shares.

Each Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests. The cut-off time is 5:00 p.m. Eastern time for the Primary Fund and the U.S. Government Fund and 2:00 p.m. Eastern time for the U.S. Treasury Fund. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next net asset value calculated after your order is received by the Funds or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds' distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating a Fund's NAV.

MINIMUM INVESTMENTS. The Class R shares of the Funds are not subject to a minimum initial investment or a minimum subsequent investment, except that for an Individual Retirement Account (IRA) a minimum initial investment of $1,000 and a minimum subsequent investment of $250 apply. The investment minimums may be reduced or waived in certain circumstances and may be changed by a Fund at any time.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from fraud, Reserve will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the methods noted below:

     - By Check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Fund, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal Wire - Call the Reserve Funds at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

     - Through Third Parties - Investments may be made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund. You should consult a representative of the financial intermediary for information about purchasing shares.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange Class R or single class shares of other Reserve funds for Class R shares the Funds. Any new account established through an exchange will have the same privileges as the original account (provided they are available). There is currently no fee for exchanges among funds in the Reserve family of funds. The Funds may change or discontinue the exchange privilege at any time.

RESERVE AUTOMATIC ASSET-BUILDER PLAN.SM You may make automatic purchases of Class R shares of a Fund by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account. Please call The Reserve Fund at 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an application.

RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Funds reserve the right to refuse any purchase or exchange request for any reason.

                               HOW TO SELL SHARES

You may redeem your shares on each day that the Funds' NAV is calculated. Generally, the NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed, except for Good Friday. In addition, the NAV is not calculated and redemption orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Shares will be redeemed at the next net asset value determined after a proper redemption request, by telephone or in writing, is received by a Fund, or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of a Fund's net asset value on any day will be redeemed at the net asset value calculated on the next business day.

Redemption proceeds can be paid by check or wire transfer. A service fee of $2 may be charged on redemption checks for less than $100 and a wire redemption fee of $10 may be charged on redemptions of less than $10,000. When redeeming recently purchased shares, please be aware that if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds may suspend the redemption of shares for over seven days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR MAILED
                                     FUNDS.

TELEPHONE REQUESTS. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling the Funds at 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Funds, send a written request to the Funds with a signature guarantee. The Funds reserve the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or a Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in an IRA, please call the Funds for information regarding the applicable withholding requirements.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     -  the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your Fund shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their Fund shares for shares of the same Class in other Reserve or Hallmark funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to carefully read the current Prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Reserve family of funds. The Funds may change or discontinue the exchange privilege at any time.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than the lesser of $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your account, other than an IRA, has an average monthly account balance of less than $1,000, and there has been no shareholder activity in the account for the past 12 months, the Funds may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts.

                       FREQUENT PURCHASES AND REDEMPTIONS

Purchases or sales of shares of the Funds, and exchanges between funds in the Reserve family of funds, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm a Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to the Fund. The Funds may also limit or terminate the right to make purchases or the exchange privilege of any shareholder making excessive or short-term purchases, sales or exchanges. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Funds' intention to do so.

                              SHAREHOLDER SERVICES

The Funds offer a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our website at www.reservefunds.com. Applications for some of these services are also available on our website in the "Form Library" of the "Literature Center."

The following are some of the shareholder services that are available to investors who hold their shares directly through Reserve. These services may not be available through financial intermediaries, who may offer different services. If you are purchasing or if you hold your Fund shares through a financial intermediary, please consult a representative of the intermediary regarding what shareholder services are available.

RESERVE EASY ACCESS.(SM) Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions.

RESERVE ONLINE ACCESS.(SM) You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Access.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an IRA account application.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss. The Funds may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

RESERVE EDELIVERY.(SM) The Funds now offer electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.reservefunds.com/eDelivery. You must provide a verifiable e-mail address to enroll. Reserve eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of the financial intermediary for more information.

SPECIAL SERVICES. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

DIVIDENDS & TAXES

                                    DIVIDENDS

On each day a Fund is open, the Fund declares dividends of all of its daily net investment income and net short-term capital gains, if any. Unless you have elected on the Account Application, or otherwise in writing, to receive cash dividends, all dividends, and capital gains distributions, if any, (together, "dividends") are paid in the form of additional shares credited to your account at the NAV per share on the day such dividends are paid. If you have elected to receive dividends in cash, you will be sent monthly checks for those amounts. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption.

                                      TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information regarding Federal taxes for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax adviser(s) with regard to the tax consequences of the purchase, ownership or redemption of Fund shares and for information regarding any state or local taxes.

The tax treatment of dividends, as described below, will be the same whether they are reinvested or taken in cash. Each Fund's dividends will generally be taxed as ordinary income, although a Fund may also distribute amounts taxable as capital gains. The tax character of each Fund's dividends will be detailed in an annual tax statement. Dividends will not be eligible for the lower individual income tax rate on "qualified dividend income" to the extent that they are derived from short-term capital gains or income on short-term debt instruments. The tax status of capital gains distributions is determined by how long the Fund held the securities sold and not by how long you have held your Fund shares.

If you redeem shares of a Fund, or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax.

If you are a foreign entity, a Fund's ordinary income dividends (which may include short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Each Fund is required to withhold Federal taxes on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or social security number to the Fund, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. A Fund may be fined for each account for which those numbers are not provided or are incorrect. If such a fine is imposed, the amount of the fine will be charged to the shareholder's account.

Dividends and interest received by the Primary Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. While municipal obligations generally pay interest which is excludible from gross income for Federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid by the Primary Fund to shareholders.

The Funds intend to maintain their status as regulated investment companies for federal income tax purposes, so that the Funds will not be liable for federal income taxes on amounts distributed to shareholders. However, it is possible that events could occur which could cause a Fund to incur some U.S. taxes which would reduce amounts available for distribution.

FINANCIAL HIGHLIGHTS

                              FINANCIAL HIGHLIGHTS

The Financial Highlights tables below are intended to help you understand each Fund's financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Funds' Annual Report, which is available upon request by calling 800-637-1700.

PRIMARY FUND

                                                                           CLASS R
                                            ----------------------------------------------------------------------
                                                                      YEAR ENDED MAY 31,
                                            ----------------------------------------------------------------------
                                               2004           2003           2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------
     Net asset value at beginning of year   $   1.0000     $   1.0000     $   1.0000     $   1.0000     $   1.0000
                                            ----------     ----------     ----------     ----------     ----------
     Net investment income                      0.0011         0.0065         0.0187         0.0511         0.0492
     Dividends from net investment income      (0.0011)       (0.0065)       (0.0187)       (0.0511)       (0.0492)
                                            ----------     ----------     ----------     ----------     ----------
     Net asset value at end of year         $   1.0000     $   1.0000     $   1.0000     $   1.0000     $   1.0000
                                            ==========     ==========     ==========     ==========     ==========
     Total Return                                 0.11%          0.65%          1.90%          5.29%          4.92%

     RATIOS/SUPPLEMENTAL DATA

     Net assets end of year (millions)      $  6,067.2     $  6,231.8     $  6,462.0     $  6,241.8     $  4,355.9
     Ratio of expenses to average
     net assets                                   1.00%(b)       1.00%          1.01%          1.00%          1.00%
     Ratio of net investment income
     to average net assets                        0.10%(b)       0.64%          1.86%          5.11%          4.74%

U.S. GOVERNMENT FUND

                                                                           CLASS R
                                            ----------------------------------------------------------------------
                                                                      YEAR ENDED MAY 31,
                                            ----------------------------------------------------------------------
                                               2004           2003           2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------
     Net asset value at beginning of year   $   1.0000     $   1.0000     $   1.0000     $   1.0000     $   1.0000
                                            ----------     ----------     ----------     ----------     ----------
     Net investment income                      0.0010         0.0050         0.0149         0.0493         0.0471
     Dividends from net investment income      (0.0010)       (0.0050)       (0.0149)       (0.0493)       (0.0471)
                                            ----------     ----------     ----------     ----------     ----------
     Net asset value at end of year         $   1.0000     $   1.0000     $   1.0000     $   1.0000     $   1.0000
                                            ==========     ==========     ==========     ==========     ==========
     Total Return                                 0.10%          0.50%          1.50%          5.12%          4.71%

     RATIOS/SUPPLEMENTAL DATA

     Net assets end of year (millions)      $    853.5     $    846.7     $    902.3     $    887.1     $    667.7
     Ratio of expenses to average
     net assets                                   1.00%(b)       1.00%          1.01%          1.01%          1.00%
     Ratio of net investment income to
     average net assets                           0.08%(b)       0.50%          1.44%          4.93%          4.12%

U.S. TREASURY FUND

                                                                              CLASS R
                                            ---------------------------------------------------------------------------
                                                                        YEAR ENDED MAY 31,
                                            ---------------------------------------------------------------------------
                                               2004             2003           2002            2001             2000
                                            ----------       ----------     ----------      ----------       ----------
     Net asset value at beginning of year   $   1.0000       $   1.0000     $   1.0000      $   1.0000       $   1.0000
                                            ----------       ----------     ----------      ----------       ----------
     Net investment income                      0.0009           0.0047         0.0166          0.0468           0.0443
     Dividends from net investment income      (0.0009)         (0.0047)       (0.0166)        (0.0468)         (0.0443)
                                            ----------       ----------     ----------      ----------       ----------
     Net asset value at end of year         $   1.0000       $   1.0000     $   1.0000      $   1.0000       $   1.0000
                                            ==========       ==========     ==========      ==========       ==========
     Total Return                                 0.09%            0.47%          1.68%           4.82%            4.43%

     RATIOS/SUPPLEMENTAL DATA

     Net assets end of
      year (millions)                       $    377.5       $    356.2     $    344.3      $    401.2       $    397.2
     Ratio of expenses to
      average net assets                          1.00%(b)         1.00%          1.00%(b)        1.04%(b)         1.00%(b)
     Ratio of net investment
      income (loss) to average
      net assets                                 (0.02%)(b)        0.47%          1.61%(b)        4.63%(b)         4.12%(b)

--------------
* Commencement of operations.
(a) Annualized.
(b) Due to the voluntary waiver of certain expenses for certain Classes by RMCI, the net expense and net investment income ratios amounted to:

     U.S TREASURY FUND--CLASS R:                                      YEAR ENDED MAY 31,
                                            ---------------------------------------------------------------------------
                                               2004             2003           2002            2001             2000
                                            ----------       ----------     ----------      ----------       ----------
     Expense Ratio                                0.89%            1.00%          0.97%           0.99%            0.86%
     Net Investment Income                        0.09%            0.47%          1.64%           4.68%            4.26%

     PRIMARY FUND--CLASS R:                 YEAR ENDED
                                           MAY 31, 2004
                                           ------------
     Expense Ratio                                0.99%
     Net Investment Income                        0.10%

     U.S. GOVERNMENT FUND--CLASS R:         YEAR ENDED
                                           MAY 31, 2004
                                           ------------
     Expense Ratio                                0.98%
     Net Investment Income                        0.10%

                  PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS*

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our website at www.reservefunds.com. The site also contains links to unaffiliated websites. The Reserve Funds is not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

     - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

     - Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

     - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

     - If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

     - If you utilize Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

     - LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

     - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

     - SHARING INFORMATION WITHIN RESERVE. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Customer Service Department at 800-637-1700 between the hours of 8:30a.m. and 6:00p.m. (Eastern
Time) or send a letter to The Reserve Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@reservefunds.com OR CALL US AT 1-800-637-1700.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 1-800-637-1700. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

- Do not share your account information, including personal or secret codes or passwords, with others.

-    Never provide confidential information to unknown callers.

-    Protect your account records including all statements and receipts.

- Use a secure browser when doing business on the Internet, and exit online applications when finished.

IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

     -    Contact Reserve customer service immediately.

     -    Report the theft to each of these credit reporting agencies: Experian
          - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

     - File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

     - Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD since 06/03.

THIS PROSPECTUS CONTAINS THE INFORMATION ABOUT THE FUND, WHICH A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is incorporated by reference into this Prospectus. The Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Fund by calling the Reserve Funds toll free at 800-637-1700.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                    INVESTORS ARE ADVISED TO READ AND RETAIN
                      THIS PROSPECTUS FOR FUTURE REFERENCE.

GAM FUNDS, INC. MONEY MARKET ACCOUNT IS A CASH MANAGEMENT SERVICE OFFERED BY THE RESERVE FUNDS THROUGH GAM SERVICES, INC. SHARES OFFERED ARE OF THE RESERVE FUNDS.

TO PURCHASE SHARES OF THE FUND, PLEASE CALL GAM AT 800-426-4685

[GAM(R) LOGO]
GAM (USA) INC.

135 EAST 57TH STREET, NEW YORK, NY 10022
800-426-4685

Distributor--Resrv Partners, Inc.
RF/GAM/12/2004

File Number: 811-2033
The Reserve Fund

[GAM(R) LOGO]

PRIMARY FUND

U.S. GOVERNMENT FUND

U.S. TREASURY FUND

OF THE RESERVE FUND

OFFERED BY THE RESERVE FUNDS


PROSPECTUS
DECEMBER 10, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.